DEDICATED TO VALUE CREATION REITweek: 2019 Investor Conference June 4 – 6, 2019

POISED FOR GROWTH Our vast industry knowledge, experienced executive team and entrepreneurial spirit make Sabra uniquely positioned to succeed in our dynamic industry. We have the size, know-how, balance sheet and passion to deliver long-term value to shareholders. June 4 - 6, 2019 REITweek: 2019 Investor Conference 2

STRATEGY “THE STRONG SABRA YOU SEE TODAY IS THE PRODUCT OF CREATIVE AND TIMELY EXECUTION OF OUR STRATEGY.” – Rick Matros, Chief Executive Officer June 4 - 6, 2019 REITweek: 2019 Investor Conference 3

STRATEGY WE’VE BEEN OPPORTUNISTICALLY EXECUTING OUR STRATEGY POST MERGER, AND IT SHOWS ENTERPRISE VALUE 1,2 SNF CONCENTRATION 3 OPERATOR RELATIONSHIPS 1 $2.6B vs $6.7B 74% vs 61% 34 vs 69 (1) Pre CCP merger reported as 6/30/2017 compared to 3/31/2019. Includes Sabra’s 49% pro rata share of the debt of its unconsolidated joint venture. Share price as of 5/30/2019. (2) Pro Forma for (i) the sale of the 28 Senior Care Center facilities, (ii) the conversion of the Holiday Communities to our Senior Housing – Managed portfolio, (iii) the issuance of $300 million of 4.80% senior notes due 2024, (iv) $222.1 million in additional borrowings under our revolving credit facility, and (v) the redemption of $500 million of 5.5% senior notes due 2021, assuming that such transactions were completed at the beginning of the period measured. (3) Post CCP merger reported as 9/30/2017 compared to 3/31/2019. June 4 - 6, 2019 REITweek: 2019 Investor Conference 4

STRATEGY OUR POST MERGER STRATEGY—FOCUSED, FORWARD- THINKING AND DELIBERATE WHAT WE PROMISED WHAT WE DELIVERED Fortify Balance Sheet and Improve • Achieved investment-grade ratings on our unsecured notes from Fitch and S&P 1 Access to Capital • Improved fixed charge coverage from 3.16x as of 6/30/17 to 3.68x as of 3/31/19 • Lowered cost of permanent debt from 4.55% as of 6/30/17 to 4.11% as of 3/31/19, despite LIBOR increasing 138 basis points during that time Diversify and Strengthen Portfolio • Meaningfully reduced top 5 tenant concentration from 69% as of 6/30/17 to 38% as of 3/31/19, with no operator representing more than 10% of the portfolio (based on Annualized Cash NOI) • Focused on portfolio optimization in 2018/201934 vs 72 • Addressed weaker leases: Genesis, Holiday, Signature and Senior Care Centers • Our stronger SNF operator base is well positioned to capitalize on the new reimbursement model • Grew our profitable Senior Housing - Managed portfolio with our investment in Enlivant Improve Operating Efficiencies • Realized synergies from growing scale and reduced G&A as a percentage of cash NOI from 6.6% as of 6/30/17 to 4.0% as of 3/31/19 • Launched a proprietary information technology system • Provided free access to PointRight business intelligence tools to all SNF operators (1) Includes Sabra’s 49% pro rata share of the debt of its unconsolidated joint venture. Share price as of 5/7/2018. (2) As of 3/31/2018. Includes investments in properties held in unconsolidated joint ventures. (1) Cost of permanent debt and fixed charge coverage as of 3/31/2019. Cost of permanent debt includes our share of the unconsolidated joint venture debt and excludes revolving credit facility balance which had an interest rate of 3.74% as of 3/31/2019. Pro Forma for the May 29, 2019 issuance of $300 million of 4.80% senior notes due 2024 and the June 29, 2019 redemption of $500 million of 5.5% senior notes due 2021assuming that these transactions were completed at the beginning of the period measured. June 4 - 6, 2019 REITweek: 2019 Investor Conference 5

STRATEGY BUILDING A RESILIENT AND AGILE REIT Investment . Invest in high-quality, strong-performing senior housing and SNF portfolios . Relationship diversification . Geographic diversification (investments in 44 states and Canada) . Grow private-pay through investments in high-quality managed senior housing . Develop purpose-built senior housing Finance . Maintain a fortress balance sheet . Maintain sustainable dividend policy Operations . Encourage the sharing of best practices among tenants . Provide industry-leading business intelligence tools June 4 - 6, 2019 REITweek: 2019 Investor Conference 6

STRATEGY IN ACTION “WHEN IT COMES TO EXECUTING OUR STRATEGY, WE DO WHAT WE SAY WE ARE GOING TO DO.” – Talya Nevo-Hacohen, Chief Investment Officer June 4 - 6, 2019 REITweek: 2019 Investor Conference 7

STRATEGY IN ACTION 2019 GUIDANCE 1 Diluted per share data attributable to common stockholders Net Income $0.24 - $0.32 FFO $2.02 - $2.10 Normalized FFO $1.86 - $1.94 AFFO $2.00 - $2.08 Normalized AFFO $1.81 - $1.89 Annualized dividend per share $1.80 Senior Housing - Managed Portfolio Same Store Cash NOI Growth Expectations Wholly-owned 3.0% - 6.0% Unconsolidated Joint Venture 6.0% - 12.0% Other Items (in millions) Interest and other income $13.8 Recurring, cash general and administrative expense $21.8 Total interest expense $118.2 Capital expenditures (Senior Housing - Managed and non-yielding NNN) $12.9 Post-petition rent from Senior Care Centers $5.7 Expected impairment and transition expenses resulting from the sale and transition of facilities operated by Senior Care Centers (excluded from Normalized FFO and Normalized AFFO) $69.3 Investments Investments of $142.4 million primarily related to our proprietary development pipeline with a weighted average initial cash yield of 7.6% primarily during the fourth quarter of 2019. No speculative investment activity assumed in guidance. Disposition and loan repayment proceeds of $602.0 million, inclusive of $282.5 million of proceeds from the sale of 28 facilities currently operated by Senior Care Centers on April 1, 2019. Remaining disposition and loan repayments total approximately $300 million, with $200 million expected to occur in the first half of 2019 and the remaining $100 million expected to occur in the second half of 2019. Annualized Cash NOI related to the remaining dispositions, excluding Senior Care Centers, is $18.6 million. Additional 2019 Guidance Assumptions Holiday lease termination fee payment of $57.2 million expected April 1, 2019 and excluded from Normalized FFO and Normalized AFFO. Reduction of Net Debt to EBITDA (including unconsolidated joint venture) to below 5.50x (below 5.0x excluding our consolidated joint venture) by 12/31/19. De-levering impacts earnings between $0.05 - $0.08 per share. (1) Information is based on the guidance provided on February 24, 2019, which was reaffirmed on May 8, 2019 and which is not be ing updated or confirmed as of the date of this presentation. June 4 - 6, 2019 REITweek: 2019 Investor Conference 8

STRATEGY IN ACTION BOND REFINANCE RECAP  On May 29, 2019, we completed the issuance of $300.0 million of 4.80% senior notes due 2024 (4.83% yield).  The offering represents Sabra’s inaugural investment grade transaction.  Guidance was released 20 bps inside of initial price thoughts, with the ability to tighten further.  Due to overwhelming demand (4.8x oversubscribed) we were able to launch the transaction at the tight end of guidance levels, for a total tightening of 25 bps.  The notes priced with a -11 bps new issue concession according to independent evaluators, and we have seen strong demand and tightened spreads in secondary trading.  We intend to use the net proceeds from the offering, together with borrowings under our unsecured revolving credit facility, to redeem all of our outstanding 2021 notes ($500.0 million at 5.5%). June 4 - 6, 2019 REITweek: 2019 Investor Conference 9

STRATEGY IN ACTION CREATING OPERATING EFFICIENCIES PROPRIETARY INFORMATION TECHNOLOGY SYSTEM . Supports the efficient and accurate collection of tenant, financial, asset management and acquisitions information. . Furthers our ability to drive value to shareholders by enabling our team to remain lean, yet effective. June 4 - 6, 2019 REITweek: 2019 Investor Conference 10

INVESTMENT THESIS “WE HAVE THE SKILLS AND ACCESS TO CAPITAL TO TAKE ON DEALS OF ANY SIZE, BUT MORE IMPORTANT, WE ARE NOT AFRAID TO STEP OUTSIDE THE PROVERBIAL BOX. WE CREATIVELY SOURCE, STRUCTURE AND FINANCE DEALS.” – Talya Nevo-Hacohen, Chief Investment Officer June 4 - 6, 2019 REITweek: 2019 Investor Conference 11

INVESTMENT THESIS FOCUSED STRATEGY, CREATIVE EXECUTION, CONSISTENT GROWTH Unique, Accretive Investments Utilize our operational and asset management expertise to identify and capitalize on new opportunities where off-market price dislocation exists. Support Partner Expansion Be the capital partner of choice for the expansion and growth aspirations of our leading operators with regional expertise and favorable demographics. Creatively Financed Development Pursue strategic development opportunities. Minimize risk by making smaller initial investments in purpose-built facility development projects. Opportunistically utilize preferred equity and mezzanine debt investment structures. Optimize Portfolio Continue to curate our portfolio to optimize diversification and maintain a mix of assets well positioned for the future of health care delivery. June 4 - 6, 2019 REITweek: 2019 Investor Conference 12

PORTFOLIO “WE CONTINUE TO REFINE OUR PORTFOLIO TO SUPPORT THE CHANGING NEEDS OF PATIENTS. THE REAL ESTATE IS IMPORTANT, BUT IT'S WHAT GOES ON INSIDE THAT REALLY MATTERS.” – Peter Nyland, Executive Vice President Asset Management June 4 - 6, 2019 REITweek: 2019 Investor Conference 13

PORTFOLIO SUPERIOR RETURNS START WITH A STRONG PORTFOLIO AS OF MARCH 31, 2019 SNF/TC SH - Leased SH – Managed 2 Hosp/Oth. 83% 87% 90% 89% 639 Investments1 Average Occupancy Percentage 69 39 % Relationships 1 Skilled Mix1 SNF/TC SH - Leased Hosp/Oth. 9 1.25x 1.04x 2.93x Years Wtd. Avg. Remaining Rent Coverage1,3 Lease Term (1) Includes investment in properties held in an unconsolidated joint venture. (2) Excludes unconsolidated joint venture. Occupancy Percentage for our unconsolidated joint venture Senior Housing – Managed portfolio is 81% as of 3/31/2019. (3) Rent coverages based on EBITDAR coverage include only facilities owned by the Company as of the end of the period presented for the duration that such facilities were classified as Stabilized Facilities. June 4 - 6, 2019 REITweek: 2019 Investor Conference 14

PORTFOLIO PROPRIETARY PIPELINE OF PURPOSE-BUILT ASSETS ENHANCES THE QUALITY OF OUR PORTFOLIO COMPLETED AND PLANNED PROJECTS PROJECTS CURRENT TOTAL INVESTMENT 27 $301M EXPECTED REAL EXPECTED INITIAL CASH ESTATE VALUE 1 YIELD ON RENTS $494M 7.5% (1) Represents the value of completed projects at Sabra’s purchase price and the projected purchase price for those projects still in development but for which Sabra has option rights as of 3/31/2019. June 4 - 6, 2019 REITweek: 2019 Investor Conference 15

PORTFOLIO EFFECTIVE ASSET MANAGEMENT AND STRONG OPERATOR RELATIONSHIPS Senior Housing Managed 17% Asset Mix 1 Crafted portfolio of high- Senior Housing quality and diverse Leased facilities passionate about 10% care. Specialty Hospitals Skilled Nursing / and Other Transitional Care 10% 61% Interest and Other Income 2% (1) Based on Pro Forma Annualized Cash NOI as of 3/31/2019, excludes 30 real estate properties held for sale as of the end of the current period and assumes that (i) the pending transition and sale of seven and three facilities, respectively, of the remaining 10 facilities currently operated by Senior Care Centers and (ii) the transition of the 21 Holiday facilities to Senior Housing - Managed communities were completed at the beginning of the period presented. See the appendix to this presentation for the definition of Pro Forma Annualized Cash NOI. June 4 - 6, 2019 REITweek: 2019 Investor Conference 16

HIGH QUALITY OF CARE STRONG PERFORMANCE June 4 - 6, 2019 REITweek: 2019 Investor Conference 17

OPERATORS “SABRA PROVIDES MORE THAN JUST CAPITAL; IT IS A PARTNER IN OUR SUCCESS BY PROVIDING INDUSTRY METRIC INTELLIGENCE, PURCHASING LEVERAGE AND AN IMPORTANT HEALTH CARE PERSPECTIVE.” – Stephen Silver, Managing Member, Cadia Healthcare June 4 - 6, 2019 REITweek: 2019 Investor Conference 18

OPERATORS OUR OPERATORS ARE DRIVEN BY AN UNWAVERING PASSION: ADVANCING THE QUALITY OF CARE We Partner With Operators Who Are: . Highly engaged . Nimble . Regional experts . In markets with favorable demographics . Well positioned for the future of health care delivery June 4 - 6, 2019 REITweek: 2019 Investor Conference 19

OPERATORS WE SUPPORT OUR OPERATORS We Invest in Our Mutual Success: . Redevelopment . Expansion . Strategic development . Flexible equity and debt capital solutions June 4 - 6, 2019 REITweek: 2019 Investor Conference 20

STRATEGY IN ACTION OPERATORS “WHEN IT COMES ““WE’VESABRA CONSISTENTLYUNDERSTANDS THE CHALLENGESTO OFEXECUTING OPERATING DELIVERED VALUE TO FACILITIES AND SHOWED IT BY PROVIDINGOUR DINNER STRATEGY, TO OUR SHAREHOLDERS WE DO WHAT WE WHILEOUR TEAM MAINTAINING MEMBERS IMPACTEDA BY HURRICANE FLORENCE…THIS GESTURE REINFORCEDSAY THE WEMESSAGE ARE STRONG BALANCE GOING TO DO.” SHEET.”THAT THIS IS A GREAT, NEW PARTNERSHIP AND THAT – Rick Matros, Chief Executive Officer – Talya Nevo-Hacohen, SABRA APPRECIATES OUR TEAM MEMBERS.”Chief Investment Officer - Jack R. Callison, Jr., Chief Executive Officer Enlivant June 4 - 6, 2019 REITweek: 2019 Investor Conference 21

OPERATORS DRIVING PERFORMANCE WITH FREE ACCESS TO INDUSTRY-LEADING BUSINESS INTELLIGENCE TOOLS June 4 - 6, 2019 REITweek: 2019 Investor Conference 22

OPERATORS DIVERSE OPERATOR BASE, PASSIONATE ABOUT CARE 1 Relationship Concentration Enlivant 10% Avamere By diversifying our tenant 8% concentration, we’ve curated a portfolio North American equipped to perform in 7% today’s dynamic health care market. Signature Healthcare 7% Other 62% Signature Behavioral 6% (1) Based on Pro Forma Annualized Cash NOI as of 3/31/2019, excludes 30 real estate properties held for sale as of the end of the current period and assumes that (i) the pending transition and s ale of seven and three facilities, respectively, of the remaining 10 facilities currently operated by Senior Care Centers and (ii) the transition of the 21 Holiday facilities to Senior Housing - Managed communities were completed at the beginning of the period presented. See the appendix to this presentation for the definition of Pro Forma Annualized Cash NOI. June 4 - 6, 2019 REITweek: 2019 Investor Conference 23

LEADERSHIP “WHEN WE PUT OUR MINDS TO SOMETHING, WE GET IT DONE.” – Rick Matros, Chief Executive Officer June 4 - 6, 2019 REITweek: 2019 Investor Conference 24

OUR APPROACH IS AS UNIQUE AS OUR LEADERSHIP TEAM . Entrepreneurial . Operational expertise Harold Andrews, Jr. Chief Financial Officer . Fresh thinking Rick Matros Chairman of the Board and . Lean organizational structure Chief Executive Officer Talya Nevo-Hacohen Chief Investment Officer June 4 - 6, 2019 REITweek: 2019 Investor Conference 25

PERFORMANCE “WE CONSISTENTLY DELIVER VALUE TO OUR STOCKHOLDERS WHILE MAINTAINING A STRONG BALANCE SHEET.” – Harold Andrews, Jr., Chief Financial Officer June 4 - 6, 2019 REITweek: 2019 Investor Conference 26

PERFORMANCE FORTIFIED BALANCE SHEET WITH FOCUS ON LOWERING LEVERAGE AND ENHANCING LIQUIDITY . Investment-grade balance sheet 1: BBB- / BBB- / Ba1 . Primarily fixed rate (77.3%), unsecured borrowings 2 . Cost of permanent debt is 4.11% 3 . Well-laddered maturity schedule . More than $520 million of pro forma available liquidity 4 (1) Ratings are for the Company’s unsecured notes. (2) As of 3/31/2019. Includes variable rate debt swapped to fixed and excludes borrowing under our revolving credit facility. T otal debt includes our share of the unconsolidated joint venture debt. Pro Forma for the May 29, 2019 issuance of $300 million of 4.80% senior notes due 2024 and the June 29, 2019 redemption of $500 million of 5.5% senior notes due 2021. (3) Cost of permanent debt as of 3/31/2019 includes our share of the unconsolidated joint venture debt and excludes revolving credit facility balance which had an interest rate of 3.74% as of 3/31/2019. Pro Forma for the May 29, 2019 issuance of $300 million of 4.80% senior notes due 2024 and the June 29, 2019 redemption of $500 million of 5.5% senior notes due 2021. (4) Liquidity as of 3/31/2019 consisted of unrestricted cash and cash equivalents of $22.6 million (excluding join venture cash and cash equivalents), and available borrowings under our revolving credit facility of $380.0 million. Pro forma available liquidity gives effect to the sale of the 28 Senior Care Centers facilities, the conversion of the Holiday Communities to our Senior Housing – Managed portfolio, the issuance of $300 million of 4.80% senior notes due 2024, $222.1 million of borrowings under our revolving credit facility and the redemption of $500 million of 5.5% senior notes due 2021. June 4 - 6, 2019 REITweek: 2019 Investor Conference 27

PERFORMANCE BALANCED CAPITAL STRUCTURE Capital Structure 1 Common Equity Value Our diverse menu of capital 51% options ensures that we have ready access to low- cost capital to fund our Unsecured Debt growth. 41% ENTERPRISE VALUE Our Credit Facility which includes a $1.0 billion Revolving Credit Facility $6.7B (with more than $520 million of liquidity after the redemption of the 2021 notes) contains an accordion feature that can increase the total available borrowings to $2.5 billion Secured Debt (up from $2.1 billion plus CAD 8% $125.0 million today). (1) As of 3/31/2019. Includes Sabra’s 49% pro rata share of the debt of its unconsolidated joint venture. Common equity value estimated using outstanding common stock of 178.4 million shares and Sabra’s closing price of $19.37 as of 5/30/2019. Pro Forma for the sale of the 28 Senior Care Center facilities and the conversion of the Holiday Communities to our Senior Housin g – Managed portfolio, the May 29, 2019 issuance of $300 million of 4.80% senior notes due 2024, $222.1 million in additional borrowings under our revolving credit facility and the June 29, 2019 redemption of $500 million of 5.5% senior notes due 2021. June 4 - 6, 2019 REITweek: 2019 Investor Conference 28

PERFORMANCE STRONG INVESTMENT GRADE CREDIT METRICS 1 SABRA PRO INVESTMENT GRADE FORMA 1Q19 PEERS MEDIAN 2 LTM Pro Forma Net Debt to Pro 5.64x 3 5.45x Forma Adjusted EBITDA LTM Pro Forma Net Debt to Pro Forma Adjusted EBITDA - Incl. 6.08x 3 5.50x Unconsolidated Joint Venture Interest Coverage Ratio 3.79x 4 4.50x Debt as a % of Asset Value 49% 4 39% Secured Debt as a % of Asset 7% 4 3% Value (1) Credit metrics (except net debt to adjusted EBITDA) are calculated in accordance with the credit agreement relating to ou r revolving credit facility and the indentures relating to our unsecured senior notes. (2) Investment Grade Peers consists of HCP, WELL, VTR and OHI, except with respect to the Net Debt to EBITDA – Incl. Unconsolidated Joint Venture metric, for which the available data is with respect to HCP and VTR. The metrics used to calculate Investment Grade Peers Median are sourced from most recent public filings with the SEC and may not be calculated in a manner identical to Sabra’s metrics. (3) Net Debt to Adjusted EBITDA is calculated based on Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. Net Debt to Adjusted EBITDA - Incl. Unconsolidated Joint Venture is calculated based on Annualized Adjusted EBITDA, as adjusted, which includes Annualized Adjusted EBITDA and is further adjusted to include the Company's share of the unconsolidated joint venture interest expense. See "Reconciliations of Non-GAAP Financial Measures" on our website at http://www.sabrahealth.com/investors/financials/reports- presentations/non-gaap for additional information. (4) Pro Forma for the sale of the 28 Senior Care Center facilities and the conversion of the Holiday Communities to our Senior Ho using – Managed portfolio, the May 29, 2019 issuance of $300 million of 4.80% senior notes due 2024, $222.1 million in additional borrowings under our revolving credit facility and the June 29, 2019 redemption of $500 million of 5.5% senior notes due 2021 . June 4 - 6, 2019 REITweek: 2019 Investor Conference 29

PERFORMANCE FAVORABLE PROFILE WITH STAGGERED MATURITIES DEBT MATURITY PROFILE AT MARCH 31, 2019 (dollars in millions) $1,600 $1,400 $1,200 $514 $1,003 $1,000 $800 519 $585 $600 81 994 $400 $310 1 $210 $207 481 $192 500 $174 $200 2 3 300 70 $72 $3 200 200 3 189 100 72 $0 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028+ 4 Unsecured Bonds Term Loans Mortgage Debt / Secured Debt Sabra's Share of Unconsolidated JV Debt Line of Credit Available Line of Credit (1) Pro Forma credit facility balance inclusive of post-quarter activity (sale of the 28 Senior Care Centers facilities and the conversion of the Holiday Communities to our Senior Housing – Managed Portfolio) and subsequent debt paydown, as well as $222.1 million in borrowing in connection with the June 29, 2019 redemption of $500 million of 5.5% senior notes due 2021. (2) Pro Forma for the May 29, 2019 issuance of $300 million of 4.80% senior notes due 2024. (3) $200 million of 5.375% senior notes due 2023 are currently redeemable, subject to a redemption premium. (4) Term loans are pre-payable at par. June 4 - 6, 2019 REITweek: 2019 Investor Conference 30

PERFORMANCE ATTRACTIVE RELATIVE VALUATION 2019 FFO Multiples 1 Dividend Yield 22.0x 12.0% 18.9x 18.0x 18.3x 10.0% 9.3% 16.5x 14.6x 14.8x 13.2x 8.0% 7.4% 6.0% 5.4% 11.0x 10.1x 4.6% 4.7% 5.1% 4.0% 3.7% 5.5x 2.0% 0.0% 0.0x SBRA CTRE Big 2 HCP LTC NHI OHI SBRA OHI LTC NHI Big 2 HCP CTRE Average 2 Average 2 3 Premium / Discount to Consensus NAV Portfolio Composition (% Annualized Cash NOI)3% 100% 60.0% 12% 8% 1% 10% 50.0% 80% 34% 42.2% 29% 40.0% 69% 58% 5% 31.0% 60% 61% 87% 30.0% 26.4% 27.5% 80% 23.4% 40% 18.3% 16.9% 20.0% 61% 61% 10.0% 20% 41% 27% 31% 12% 13% 0.0% 0% SBRA HCP NHI Big 2 LTC OHI CTRE SBRA 4 OHI CTRE HCP LTC Big 2 NHI Average 2 Average 2 Senior Housing Skilled Nursing Other Sources: SNL Financial as of 5/30/2019, unless otherwise noted. (1) 2019 FFO multiple is calculated as stock price as of 5/30/2019 divided by annualized Q1 2019 FFO, unless otherwise stated. (2) Big 2 average consists of WELL and VTR. (3) Represents latest available concentration for peers from company filings as of 5/30/2019. (4) Based on Pro Forma Annualized Cash NOI for the quarter ended 3/31/2019, excludes 30 real estate properties held for sale as of the end of the current period and assumes that (i) the pending transition and sale of seven and three facilities, respectively, of the remaining 10 facilities currently operated by Senior Care Centers and (ii) the transition of the 21 Holiday facilities to Senior Housing - Managed communities were completed at the beginning of the period presented. See the appendix to this presentation for the definition of Pro Forma Annualized Cash NOI. June 4 - 6, 2019 REITweek: 2019 Investor Conference 31

PERFORMANCE WELL-POSITIONED PORTFOLIO SNF CONCENTRATION 1 TOP FIVE RELATIONSHIP SNF RENT COVERAGE 1,3 CONCENTRATION 1 87% 69% 2.66x 66% 80% 2.37x 56% 61% 58% 1.73x 1.79x 1.67x 39% 38% 29% 2 2 4 SBRA NHI LTC OHI CTRE SBRA OHI LTC CTRE NHI SBRA OHI LTC CTRE NHI (1) Represents latest available concentration and coverage for peers as of 5/30/2019. (2) Based on Pro Forma Annualized Cash NOI as of 3/31/2019 for real estate investments, investments in loans receivable, other investments and investment in unconsolidated joint venture. Excludes 30 real estate properties held for sale as of the end of the current period and assumes that (i) the pending transition and sale of seven and three facilities, respectively, of the remai ning 10 facilities currently operated by Senior Care Centers and (ii) the transition of the 21 Holiday facilities to Senior Housing - Managed communities were completed at the beginning of the period presented. See the appendix to this presentation for the definition of Pro Forma Annualized Cash NOI. (3) Represents SNF EBITDARM coverage for CTRE, LTC, and NHI; total portfolio EBITDARM coverage for OHI. (4) See appendix to this presentation for the definition of EBITDARM Coverage. June 4 - 6, 2019 REITweek: 2019 Investor Conference 32

APPENDIX June 4 - 6, 2019 REITweek: 2019 Investor Conference 33

APPENDIX DEFINITIONS Adjusted EBITDA.* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the imp act of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non -GAAP supplemental measure of operating performance. Annualized Cash Net Operating Income (“Annualized Cash NOI”).* The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its man agement to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as annual revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income. EBITDAR Coverage. Represents the ratio of EBITDAR to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDAR Coverage is a supplemental measure of a property's ability to generate cash flows for the operator/tenant (not the Company) to meet the operator's/tenan t's related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDAR. EBITDAR Coverage includes only Stabilized Facilities and excludes significant tenants with meaningful credit enhancement through guarantees (which include Genesis, Holiday and two legacy CCP tenants), one Ancillary Supported Tenant and facilities for which data is not available or meaningful. EBITDARM Coverage. Represents the ratio of EBITDARM to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDARM coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. EBITDARM Coverage includes only Stabilized Facilities and excludes significant tenants with meaningful credit enhancement through guarantees (which include Genesis, Holiday and two legacy CCP tenants), one Ancillary Supported Tenant and facilities for which data is not available or meaningful. Funds From Operations Attributable to Common Stockholders (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”) and Normalized AFFO.* See the definitions included in the accompanying Reconciliations of Non-GAAP Financial Measures for information regarding FFO, Normalized FFO, AFFO and Normalized AFFO. Occupancy Percentage. Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy includes only Stabilized Facilities and excludes facilit ies for which data is not available or meaningful. Occupancy Percentage for the Company's unconsolidated joint venture is weighted to reflect the Company's pro rata share. Pro Forma Annualized Cash NOI.* Pro Forma Annualized Cash NOI for purposes of this presentation is calculated as Annualized Cash NOI for the quarter ended 3/31/2019. Senior Housing. Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities. Senior Housing - Managed. Senior Housing communities operated by third-party property managers pursuant to property management agreements. Skilled Mix. Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care. Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Specialty Hospitals and Other. Includes acute care, long-term acute care, rehabilitation and behavioral hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care or Senior Housing. Stabilized Facility. At the time of acquisition, the Company classifies each facility as either stabilized or pre-stabilized. In addition, the Company may classify a facility as pre-stabilized after acquisition. Circumstances that could result in a facility being classified as pre-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities will be reclassified to stabilized upon maintaining consistent occupancy (85% for Skilled Nursing/Transitional Care facilities and 90% for Senior Housing communities) but in no event beyond 24 months after the date of classification as pre-stabilized. Stabilized Facilities exclude (i) facilities held for sale, (ii) facilities being sold pursuant to the Company's CCP portfolio repositioning, (iii) facilities being transitioned to a new operator, (iv) facilities being transitioned from leased by the Company to being operated by the Company and (v) facilities acquired during the three months preceding the period presented. * Non-GAAP Financial Measures: Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non -GAAP Financial Measures used in this report can be found at http://www.sabrahealth.co m/investors/finan cials/reports -presentation s/non-gaap. June 4 - 6, 2019 REITweek: 2019 Investor Conference 34

APPENDIX FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking” statements that may be identified, without limitation, by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Forward-looking statements in this presentation include, but are not limited to, all statements regarding our strategic and operational plans, as well as all statements regarding expected future financial position, results of operations, cash flows, liquidity, financing plans, business strateg y, the expected amounts and timing of dividends, projected expenses and capital expenditures, competitive position, growth opportunities and potential investments, plans and objectives for future operations and compliance with and changes in governmental regulations. These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by our forward-looking statements. These risks and uncertainties include but are not limited to: the risk that the offering may be delayed or may not occur due to market or other conditions and/or to customary closing conditions related to the offering not being satisfied; our dependence on the operating success of our tenants; the potential variability of our reported rental and related revenues following the adoption of Accounting Standards Update (“ASU”) 2016-02, Leases, as amended by subsequent ASUs (“Topic 842”) on January 1, 2019; operational risks with respect to our Senior Housing -Managed communities; the effect of our tenants declaring bankruptcy or becoming insolvent; our ability to fi nd replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; the po ssibility that Sabra may not acquire the remaining majority interest in the Enlivant joint venture; risks associated with our investments in joint ventures; changes in healthcare regulation and political or eco nomic conditions; the impact of required regulatory approvals of transfers of healthcare properties; competitive conditions in our industry; our concentratio n in the healthcare property sector, particularly in skilled nursing/transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; the potential phasing out of the London Interbank Offered Rate (“LIBOR”) benchmark after 2021; our ability to raise capital through equity and debt financings; changes in foreign currency exchange rates; the relatively illiquid nature of real estate investments; the loss of key management personnel; uninsured or underinsured losses affecting our properties and the possibility of environmental compliance costs and liabilities; the impact of a failure or security breach of information technology in our operations; our ability to maintain our status as a real estate investment trust (“REIT”); changes in tax laws and regulations affecting REITs (including the potential effects of the Tax Cuts and Jobs Act); compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; and the ownership limits and takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities. Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2018 and Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019. Forward-looking statements made in this presentation are not guarantees of future performance, events or results, and you should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company assumes no, and hereby disclaims any, obligation to update an y of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law. TENANT AND BORROWER INFORMATION This presentation includes information (e.g., EBITDAR coverage and occupancy percentage) regarding certain of our tenants tha t lease properties from us and our borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants and borrowers that is provided in this presentation has been provided by, or derived from information provided by, such tenants and borrowers. We have not independently verified this information. We have no reason to believe that such informatio n is inaccurate in any material respect. We are providing this data for informational purposes only. June 4 - 6, 2019 REITweek: 2019 Investor Conference 35